                                                                     EXHIBIT 4.1

                      INCORPORATED UNDER THE LAWS OF THE
                               STATE OF DELAWARE

                          [LOGO OF CAREINSITE, INC.]

CareInsite, Inc.

                10,000,000 SHARES COMMON STOCK, PAR VALUE $.01


This certifies that




is the owner of



 FULLY PAID AND NON-ASSESSABLE SHARES OF THE CAPITAL STOCK OF THE ABOVE NAMED
                                  CORPORATION


transferable only on the books of the Corporation by the holder hereof in person or by duly authorized Attorney upon surrender of this Certificate properly endorsed.
        IN WITNESS WHEREOF, the said Corporation has caused this Certificate to be signed by its duly authorized officers and its Corporate Seal to be hereunto affixed this __________________ day of _______________________ A.D. ___________


_______________________   _________________________   _________________________
    TREASURER/SECRETARY                                               PRESIDENT

                         EXPLANATION OF ABBREVIATIONS

     The following abbreviations, when used in the inscription of ownership on the face of this certificate, shall be construed as if they were written out in full according to applicable laws or regulations. Abbreviations, in addition to those appearing below, may be used.


JT TEN     As joint tenants with right of survivorship and      TEN ENT             As tenants by the entireties
           not as tenants in common                             UNIF GIFT MIN ACT   Uniform Gifts to Minors Act
TEN COM    As tenants in common                                 CUST                Custodian for


For Value Received, _______________hereby sell, assign and transfer unto
  PLEASE INSERT SOCIAL SECURITY OR
OTHER, IDENTIFYING NUMBER OF ASSIGNEE
                                      ________________________________________
____________________________________________Shares represented by the within
Certificate, and do hereby irrevocably constitute and appoint _________________________________________________________________Attorney
to transfer the said Shares on the books of the within named Corporation with full power of substitution in the premises.
Dated _________________________
          In presence of

_______________________________            _________________________________


NOTICE THE SIGNATURE OF THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.


                                  CERTIFICATE

                                      FOR

                                 _____________
                                    SHARES

                                      OF



                                   Issued to


                        _______________________________
                                     Dated

                        _______________________________